Exhibit 21

Subsidiaries of Zimmer Biomet Holdings, Inc.

As of September 30, 2016

Name of Subsidiary[i]	Jurisdiction of Formation

Domestic subsidiaries:
Accelero Health Partners, LLC	Pennsylvania
Biomet, Inc.	Indiana
dba Zimmer Biomet
Biomet 3i, LLC	Florida
Biomet Biologics, LLC	Indiana
Biomet CV Holdings, LLC	Delaware
Biomet Europe Holdings, LLC	Delaware
Biomet Europe Ltd.	Delaware
Biomet Fair Lawn LLC	Indiana
Biomet Finance US, LLC	Delaware
Biomet Holdings US Inc.	Delaware
Biomet International Ltd.	Delaware
Biomet Leasing, Inc.	Indiana
Biomet Manufacturing, LLC	Indiana
Biomet Orthopedics, LLC	Indiana
Biomet Sports Medicine, LLC	Indiana
dba Biomet Sports Medicine Limited Liability Company (Forced)
Biomet Trauma, LLC	Indiana
Biomet US Inc.	Delaware
Biomet U.S. Reconstruction, LLC	Indiana
Cayenne Medical, Inc.	Delaware
CD Diagnostics, Inc.	Delaware
CelgenTek Innovations Corporation	Delaware
Citra Labs, LLC	Indiana
dba Biomet Citra Labs, LLC (Forced)
Citrano Diagnostic Laboratories, Inc.	Maryland
Compression Therapy Concepts, Inc.	New Jersey
Dornoch Medical Systems, Inc.	Illinois
EBI, LLC	Indiana
dba Zimmer Biomet Bone Healing Technologies
dba Biomet Bone Healing Technologies
dba Biomet Bracing
dba Biomet Healing Technologies (Forced)
dba Biomet Osteobiologics
dba Biomet Spine (Forced)
dba Biomet Spine & Bone Healing Technologies
dba Biomet Spine & Bone Healing Technologies, LLC (Forced)
dba Biomet Spine & Bone Healing Technologies, Biomet Bracing and Biomet Osteobiologics, LLC (Forced)
dba Biomet Trauma, Biomet Spine (Forced)
dba Biomet Trauma, Biomet Spine, Biomet Bracing and Biomet Osteobiologics, LLC (Forced)
dba EBI, LLC (IN) (Forced)
dba EBI, LLC of Indiana (Forced)

Name of Subsidiary[i]	Jurisdiction of Formation

EBI Holdings, LLC	Delaware
EBI Medical Systems, LLC	Delaware
Electro-Biology, LLC	Delaware
ETEX Corporation	Massachusetts
dba Zimmer ETEX
dba Zimmer Biomet ETEX
ETEX Holdings, Inc.	Delaware
dba Zimmer ETEX
dba Zimmer Biomet ETEX
Implant Innovations Holdings, LLC	Indiana
InnoVision, Inc.	Delaware
Interpore Cross International, LLC	California
dba Zimmer Biomet Irvine
Jamabil US, Inc.	Delaware
Kirschner Medical Corporation	Delaware
LDR Holding Corporation	Delaware
LDR Spine USA, Inc.	Delaware
LVB Acquisition, Inc.	Delaware
Medtech Surgical, Inc.	Delaware
Orthopaedic Advantage, LLC	Indiana
ResponDesign, Inc.	Oregon
SoniTrack Systems, Inc.	Delaware
Synvasive Technology, Inc.	California
ZB COOP LLC	Delaware
ZB Holdings LLC	Delaware
ZB LHS LLC	Delaware
Zimmer, Inc.	Delaware
dba Zimmer Biomet
dba Zimmer Biomet Corporate Services (Forced)
dba Z Hotel
Zimmer Biomet Asia Holdings, LLC	Delaware
Zimmer Biomet CMF and Thoracic, LLC	Florida
dba Biomet Microfixation
Zimmer Biomet Connected Health, LLC	Delaware
Zimmer Biomet Finance US Holding, Inc.	Delaware
Zimmer Biomet Spine, Inc.	Delaware
dba Lanx
dba Zimmer Spine
Zimmer Biomet US 2 Holding, Inc.	Delaware
Zimmer Caribe, LLC	Delaware
Zimmer CBT I Holding, Inc.	Delaware
Zimmer CBT II Holding, Inc.	Delaware
Zimmer CEP USA Holding Co.	Delaware
Zimmer CEP USA, Inc.	Delaware
Zimmer Co-op Holdings, LLC	Delaware
Zimmer CV, Inc.	Delaware
Zimmer Dental Inc.	Delaware
Zimmer Investments, LLC	Delaware
Zimmer Knee Creations, Inc.	Delaware
Zimmer Orthobiologics, Inc.	New Jersey
Zimmer Production, Inc.	Delaware
Zimmer Southeast Florida, LLC	Delaware
Zimmer Spine Next, Inc.	Delaware

Name of Subsidiary[i]	Jurisdiction of Formation

Zimmer Surgical, Inc.	Delaware
Zimmer Trabecular Metal Technology, Inc.	New Jersey
Zimmer US, Inc.	Delaware
dba Zimmer Biomet
dba Zimmer Biomet Bay Area
dba Zimmer Biomet Mid-Atlantic
dba Zimmer Biomet North Texas
dba Zimmer Biomet Southern California
dba Zimmer Colorado
dba Zimmer Edge
dba Zimmer Elite
dba Zimmer InterMed
dba Zimmer Keystone
dba Zimmer Ohio
dba Zimmer Pacific
dba Zimmer Southwest

Foreign subsidiaries:
Biomet Argentina SA	Argentina
Aut Inveniam Aut Faciam Pty. Ltd.	Australia
Biomet 3i Australia Pty. Ltd.	Australia
Biomet Australia Pty. Ltd.	Australia
Biomet Victoria Tasmania Pty. Ltd.	Australia
Eorthopaedics Pty. Ltd.	Australia
Zimmer Australia Holding Pty. Ltd.	Australia
Zimmer Biomet Pty. Ltd.	Australia
Biomet Austria GmbH	Austria
Zimmer Austria GmbH	Austria
Biomet 3i Belgium N.V.	Belgium
Biomet 3i Benelux Holdings N.V.	Belgium
Zimmer Biomet BVBA	Belgium
Biomet Insurance Ltd.	Bermuda
Biomet 3i de Brasil Ltda.	Brazil
Biomet Brazil Medical Device Ltda.	Brazil
Exopro Industria Comercio, Importacao Exportacao SA	Brazil
LDR Brasil Comercio, Importacao e Exportacao Ltda.	Brazil
Zimmer Dental do Brasil Participacoes Ltda.	Brazil
Zimmer do Brasil Comercio Ltda.	Brazil
ORTHOsoft, Inc.	Canada
dba Zimmer CAS
Zimmer Biomet Canada, Inc.	Canada
Zimmer Biomet Dental Canada Inc.	Canada
ZB Cayman Island CBT 2 Ltd.	Cayman Islands
Zimmer Cayman Islands Holding Co. Ltd.	Cayman Islands
Biomet Chile SA	Chile
Zimmer Dental Chile Spa	Chile
Beijing Montagne Medical Device Co. Ltd.	China
Biomet China Business Trust	China
Biomet China Business Trust No. 2	China
Biomet China Co., Ltd.	China
Changzhou Biomet Medical Devices Co. Ltd.	China
Shanghai Biomet Business Consulting Co. Ltd.	China

Name of Subsidiary[i]	Jurisdiction of Formation

Zhejiang Biomet Medical Products Co. Ltd.	China
Zimmer (Beijing) Medical Device Manufacture Co. Ltd.	China
Zimmer Biomet CBT	China
Zimmer Biomet CBT 2	China
Zimmer Dental (Shanghai) Medical Device Co. Ltd.	China
Zimmer (Shanghai) Medical International Trading Co., Ltd.	China
Zimmer Columbia SAS	Columbia
Orthopedic Biomet CentroAmericana SA	Costa Rica
Zimmer Czech sro	Czech Republic
Medtech Surgical Nordics IVS	Denmark
Zimmer Biomet Denmark ApS	Denmark
Biomet El Salvador SA de CV	El Salvador
Zimmer Biomet Finland Oy	Finland
Biomet France Holding SAS	France
Biomet France Sarl	France
Biomet SAS	France
LDR Médical S.A.S.	France
Medtech SA	France
Zimmer Dental SAS	France
Zimmer France Manufacturing Sarl	France
Zimmer France SAS.	France
Zimmer Holdings France SAS	France
Zimmer Spine SAS	France
Biomet Deutschland GmbH	Germany
Biomet Deutschland Holding GmbH	Germany
Biomet Deutschland Vertrieb GmbH	Germany
Biomet Healthcare Management GmbH	Germany
CelgenTek Deutschland GmbH	Germany
Medtech Surgical GmbH	Germany
Zimmer Dental GmbH	Germany
Zimmer Germany GmbH	Germany
Zimmer Germany Holdings GmbH	Germany
Zimmer International Logistics GmbH	Germany
Zfx GmbH	Germany
ZB (Gibraltar) Holding Limited	Gibraltar
ZB (Gibraltar) CV Holding Limited	Gibraltar
Biomet Hellas SA	Greece
Zimmer Hellas Medical Devices LLC	Greece
SM Re Ltd.	Guernsey
Biomet Hong Kong CBT Ltd.	Hong Kong
Biomet Hong Kong Holding Ltd.	Hong Kong
Biomet Hong Kong No. 1 Ltd.	Hong Kong
Biomet Hong Kong No. 2 Ltd.	Hong Kong
Biomet Hong Kong No. 3 Ltd.	Hong Kong
LDR Medical Hong Kong (branch)	Hong Kong
ZB Hong Kong CBT 2 Ltd.	Hong Kong
ZB Hong Kong Holding Ltd.	Hong Kong
ZB Hong Kong Ltd.	Hong Kong
Zimmer Asia (HK) Ltd.	Hong Kong
Zimmer Pte. Ltd. (branch)	Hong Kong
Biomet Orthopaedic India Private Limited	India
Zimmer India Private Ltd.	India
CelgenTek, Limited	Ireland
Zimmer Finance Ireland	Ireland

Name of Subsidiary[i]	Jurisdiction of Formation

Zimmer Biomet Ireland Limited	Ireland
Zimmer Orthopedics Manufacturing Limited	Ireland
Zimmer Dental Ltd.	Israel
Lanx Srl	Italy
Zimmer Dental Italy Srl	Italy
Zimmer Biomet Italia Srl	Italy
Zfx Innovation GmbH	Italy
Zimmer Biomet Dental K.K.	Japan
Zimmer Biomet GK	Japan
Biomet Korea Co. Ltd.	Korea
Zimmer Biomet Korea Co., Ltd.	Korea
Biomet Luxembourg Sarl	Luxembourg
JERDS Luxembourg Holding Sarl	Luxembourg
dba JERDS LLC
ZB Investment Luxembourg Sarl	Luxembourg
ZB Top LHS Sarl	Luxembourg
Zimmer Biomet LHS-1 Sarl	Luxembourg
Zimmer Luxembourg Sarl	Luxembourg
Zimmer Luxembourg II Sarl	Luxembourg
Zimmer Medical Malaysia SDN BHD	Malaysia
Biomet 3i Mexico S.A. de C.V.	Mexico
Biomet Mexico S.A. de C.V.	Mexico
Representaciones Zimmer Inc., S. de R.L. de C.V.	Mexico
Biomet 3i Netherlands B.V.	Netherlands
Biomet C.V.	Netherlands
Biomet Europe B.V.	Netherlands
Biomet Global Supply Chain Center B.V.	Netherlands
Biomet Holdings B.V.	Netherlands
Biomet Microfixation B.V.	Netherlands
Clinical Graphics BV	Netherlands
ZB COOP C.V.	Netherlands
Zimmer Biomet Asia Holding B.V.	Netherlands
Zimmer Biomet C.V.	Netherlands
Zimmer Europe Holdings B.V.	Netherlands
Zimmer Manufacturing B.V.	Netherlands
Zimmer Biomet Nederland B.V.	Netherlands
Zimmer Netherlands Cooperatief U.A.	Netherlands
Zimmer Netherlands Holdings B.V.	Netherlands
Zimmer Biomet New Zealand Company	New Zealand
Zimmer Biomet Norway AS	Norway
Biomet Polska Sp. z.o.o.	Poland
Zimmer Polska Sp. z.o.o	Poland
Biomet 3i Portugal Lda	Portugal
Zimmer Biomet Portugal Unipessoal, Lda	Portugal
Biomet Orthopedics Puerto Rico, Inc.	Puerto Rico
EBI Patient Care, Inc.	Puerto Rico
Lanx Puerto Rico, LLC	Puerto Rico
Zimmer Manufacturing B.V. (branch)	Puerto Rico
Zimmer Puerto Rico, Inc.	Puerto Rico
Zimmer CIS Ltd.	Russia
Zimmer Pte. Ltd.	Singapore
Zimmer Slovakia sro	Slovakia

Name of Subsidiary[i]	Jurisdiction of Formation

Zimmer Biomet South Africa (Pty) Ltd.	South Africa
Biomet 3i Dental Iberica SL	Spain
Biomet Spain Orthopaedics S.L.	Spain
Espanormed S.L.	Spain
Zimmer Biomet Spain S.L.	Spain
Biomet 3i Nordic AB	Sweden
Biomet Cementing Technologies AB	Sweden
Zimmer Dental Sweden AB	Sweden
Scandimed Holding AB	Sweden
Zimmer Biomet Sweden AB	Sweden
Biomet 3i Switzerland GmbH	Switzerland
Biomet Orthopaedics Switzerland GmbH	Switzerland
Guillaume Genin & Co.	Switzerland
ZB Investment Luxembourg Sarl, Luxembourg (LU), Winterthur Branch (branch)	Switzerland
ZB Luxembourg II Sarl, Luxembourg (LU), EURO Finance, Winterthur Branch (branch)	Switzerland
Zimmer Europe Holdings GmbH	Switzerland
Zimmer GmbH	Switzerland
Zimmer Surgical SA	Switzerland
Zimmer Switzerland Holdings LLC	Switzerland
Zimmer Switzerland Manufacturing GmbH	Switzerland
Zimmer Biomet Taiwan Co., Ltd.	Taiwan
Zimmer Biomet (Thailand) Co., Ltd.	Thailand
Biomet 3i Turkey	Turkey
Biomet Medikal Drunjer Dadytym Pazarlama Yhracat ve Dys Ticaret Ltd. Sti.	Turkey
Zimmer Tibbi Cihazlar Sanayi ve Ticaret AS	Turkey
Zimmer Gulf FZ LLC	United Arab Emirates
Biomet 3i UK Ltd.	United Kingdom
Biomet Acquisitions (Unlimited)	United Kingdom
Biomet UK Ltd.	United Kingdom
Biomet Healthcare Ltd.	United Kingdom
CelgenTek UK Limited	United Kingdom
Centerpulse (UK) Ltd.	United Kingdom
Medtech Surgical Ltd.	United Kingdom
Zimmer Ltd.	United Kingdom
Zimmer Trustee Ltd.	United Kingdom
Zimmer UK Ltd.	United Kingdom

i Excludes certain entities that have de minimis activity or are in the process of being liquidated or dissolved and that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.